UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2024

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, 4th Floor
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per share	IOVA	The Nasdaq Stock Market, LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2024, General (Ret.) Merrill A. McPeak, a member of the Board of Directors (the “Board”) of Iovance Biotherapeutics, Inc. (the “Company”), provided notice to the Board that he will retire and not be standing for re-election to the Board at the Company’s annual meeting of stockholders (the “Annual Meeting”) currently anticipated to be held in June 2024. General McPeak will serve out his current term as a director of the Company until the Annual Meeting. The decision to retire and not stand for re-election is not due to a disagreement between the Company and General McPeak on any matter regarding the Company’s operations, policies, or practices. The Company thanks General McPeak for his service to the Board.

On March 26, 2024, the Nominating and Corporate Governance Committee of the Board recommended that Frederick G. Vogt, Ph.D., J.D., the Company’s Interim Chief Executive Officer and President, and General Counsel, be nominated to stand for election to the Board at the Annual Meeting, to fill the vacancy created by General McPeak’s retirement. If elected, Dr. Vogt’s term as a director of the Company will be effective as of the date of the Annual Meeting.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 28, 2024, the Board unanimously adopted the Company’s Fourth Amended and Restated Bylaws (as amended and restated, the “Bylaws”), effective immediately, to modify the definition of “Acting in Concert” contained therein.

The foregoing description of the amendments made to the Bylaws is qualified by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Fourth Amended and Restated Bylaws of Iovance Biotherapeutics, Inc.
104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2024	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ Frederick G. Vogt
Frederick G. Vogt, Interim CEO & General Counsel